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                                                                      EXHIBIT 23

                               Stegman & Company
                         Certified Public Accountants
                                   Suite 200
                              400 East Joppa Road
                            Towson, Maryland  21286
                                (410) 823-4815



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
GrandBanc, Inc.

  We hereby consent to the incorporation by reference in the Annual Report on Form 10-KSB of GrandBanc, Inc. for the year ended December 31, 1997, of our report dated January 24, 1998, relating to the consolidated financial statements of GrandBanc, Inc. and Subsidiary.


                                                           /s/ Stegman & Company
                                                               STEGMAN & COMPANY


Towson, Maryland
March 23, 1998